Exhibit 99.1

Presentation Materials for Investors

May 2014

Disclaimer

[] This presentation includes certain "forward- looking statements" within the meaning of The U. S.

Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking  statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities.  Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.  toyotafinancial. com) and SEC filings.  We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www. twitter. com/toyotafinancia  l). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

[] This presentation includes certain "forward-looking   statements" within the
meaning of The U. S.  Private Securities Litigation R  eform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking   statements to reflect
actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction.  Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[] Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities.  This presentation does not constitute a recommendation regarding securities of TMCC.
 Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[] This presentation is made to and directed only at (i) persons outside the
United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and
Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv)
persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC)  as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons.  Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

[] This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B. V. , Toyota Credit Canada
Inc. , Toyota Finance Australia Limited and Toyota Motor Credit Corporation
dated 13 September 2013 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www. londonstockexchange.
com/exchange/news/market-news/market-news-home.       html.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.  toyotafinancial. com) and SEC filings.  We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues.  While not all of the information that we post on social media is of a material nature, some information could be material.  Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.  twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Toyota's Global Businesses

TMC Consolidated Financial Results

Net Reven
Operating
Net Incom

Source: TMC FY2012 , FY2013 and FY2014 Financial Summary

Liabilities
Sharehold
To t a l L i a

Source: TMC FY2012 , FY2013 and FY2014 Financial Summary

Toyota Across the United States

Operations Overview

Toyota's Next Chapter

[] Recently announced the consolidation of Toyota's US headquarters to a single campus in Plano, Texas by late 2017

[] Co-location  of our US staff and leadership will help us to:

-- Enhance collaboration, innovation and alignment across business lines

-- Respond to changes in the market faster and strengthen our competitive advantage

-- Ultimately provide better products and services to our customers

Toyota Motor Sales, USA

- TMS sold 2.23 million vehicles in 2013; its highest sales volume since 2007 and up 7.4% from 2012
  - Toyota division was the #1 US retail brand in 2013
  - Camry was the best-selling passenger car in America for the 12th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.2 million hybrids sold in the US and nearly 6 million worldwide[(1)]
  - 11 hybrid models[(2)], 1 plug-in model, and 1 EV model across the TMS line-up
- For 2014, TMS is launching 10 new or refreshed models. Recent and upcoming vehicle launches:

- 4Runner	- RAV 4	- Lexus IS
- Camry	-Tundra	- Lexus RC / RC F
- Highlander & HV	- Scion tC	- Lexus NX

(1) As of December 2013
(2) Includes cars and light trucks

Source: *TMS Reports*

9

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2014 NHSTA 5 Star Overall Safety Rating 14 Toyota, Lexus and Scion models	2014 Consumer Reports Best New Car Value Toyota Prius	2014 Popular Mechanics 10 Best Cars and Trucks 2014 Lexus IS
NHTSA 2014 Top 10 Most 'American Made' Vehicles Camry, Corolla & Tundra	Worlds Most Innovative Companies Toyota ranked 5th overall and the highest amongst automotive brands	Interbrand Best Brand in 2013 Toyota ranked 10th overall and the highest amongst automotive brands
2013 Edmunds Best Small Pickup Truck Toyota Tacoma	2013 Initial Quality Study Camry ranked no. 1	Kelly Blue Book's 10 Best Green Cars of 2013 Prius Plug-in & Avalon Hybrid

10

Toyota Motor Sales, USA (3)

Toyota Camry XSE

Toyota Highlander

Toyota Motor Sales, USA (4)

Toyota FCV Concept

Toyota FT 1 Concept

Toyota Motor Sales, USA (5)

Lexus RC F

Lexus NX 300h

Toyota Financial Services

TFS Group Global Presence

Toyota Motor Credit Corporation (TMCC)

Toyota Motor Corporation (TMC)

Toyota Financial Services Corporation (TFSC)

Toyota Motor Credit Corporation (TMCC)

[] Over 4.1  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company by SandP / Moody's

[] Credit support agreement structure with TFSC/TMC(3)

(1) As of March 31, 2014 (2) Outlook stable
(3) The Credit Support Agreements do not apply to securitization transactions

TMCC Products and Services

Consumer Finance

[] Retail
[] Lease

 Dealer Finance

[] Wholesale
[] Real Estate
[] Working Capital
[] Revolving Credit Lines

Commercial Finance

[] Forklift
[] Hino Medium Duty
[] Retail
[] Lease

Insurance

[] Service Agreements
[] Prepaid Maintenance
[] Guaranteed Auto Protection
[] Excess Wear and Use
[] Tire and Wheel

Extensive Field Organization

[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

Recent TMCC Business Highlights

[] In excess of $9.2   billion income before income taxes over the past 4
years(1)

[] Continuing the trend in 2014, TFS is the top U. S.  auto lender in all new vehicles(2)

[] Strong market share continues to drive solid financing revenues and sales support

[] Low net charge-off  ratio driven by prudent underwriting standards and proactive servicing practices

[] High insurance penetration and growing insurance volume

(1) For the four year period from FY10 through FY13

(2) Source: AutoCount as of December 31, 2013

TMCC Earning Asset Composition

Managed Assets
(USD billions)

Source: TMCC March 31, 2011 10-K, March 31, 2012 10-K, March 31, 2013 10-K and
December 31, 2013 10-Q

TMCC Financial Performance - Select Data

N e t F i n an ci                a
N e t In come

Source: TMCC March 31, 2013 10-K and TMCC December 31, 2013 10-Q

Origination40% Characteristics
72

APR Distribution

0%

Weighted Average Original Term

ghted Average FICO
80%

New vs. Used

*As of March 31, 2014 Source: Company Reports

Credit Decisioning and Collections

[] Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses

-- Identification and minimization of least desirable segments

-- Ongoing focus on Toyota and Lexus business

[] Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth

-- Emphasis on early intervention

-- Reinforcement of strong compliance management system

Note 1 -- Delinquency is 30+ day delinquencies as a percentage of receivables outstanding Note 2 -- Credit loss is annual net credit loss as a percentage of receivables outstanding

Cr

* Abbreviated for presentation purposes
Source: Company Reports

TMCC Funding Programs

Exceptional Liquidity

[] A-1+/P-1     direct commercial paper program

[] $18.4   billion committed
credit facilities(1)

[] $5.3   billion short-term  investment portfolio  (2)

[] Over $60  billion in readily salable retail loan and lease receivables

[] Access to various domestic and international markets

[] Billions of additional capacity in global benchmark markets

[] Extensive inter-company  lending infrastructure

[] Credit support agreements: TMC []TFSC  [] TMCC (3)

(1) As of December 31, 2013
(2) Average balance for quarter ended December 31, 2013
(3) The Credit Support Agreements do not apply to securitization transactions

Source: TMCC December 31, 2013 10-Q

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity

-- Issuing into strong demand with attractive deals

-- Identifying and developing new markets and investor relationships

-- Responding quickly to opportunities with best-in-class    execution

New Initiatives

[] Auto industry's first ever Green Bond ABS

[] Diversity and Inclusion (DandI) bonds

[] Competitive, innovative and socially responsible

TMCC FY14 Funding Overview

$19.9 billion of long term debt funded in FY2014

[] $14.3   billion in unsecured debt

[] $5.6   billion in secured debt (net of amount retained)

-- $2.5   billion comprised of public term secured funding (net of amount retained)

As of March 31, 2014
Source: Company Reports

Diversification in Debt Offerings

TMCC Long Term Debt Outstanding (USD millions)

By Deal Type

Uridashi  $2,457

EMTN  $5,244

Eurobonds  $6,302

Other
 $5,378

Public/Private ABS  $8,158

Global MTN  $20,100

 MTN  $9,643

By Currency

  USD  $44,997

 EUR  $5,365

As of March 31, 2014
Source: Company Reports

Funding Flexibility And Responsiveness

Diversification Across USD Curve (1)

(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of March 31, 2014 (3) Percentages may not add to 100% due to rounding
Source: Company Reports

Key Investment Highlights

[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

-- Diversification in bond offerings

-- Focus on proactively meeting needs of market

-- Strong emphasis placed on flexibility and responsiveness

[] Industry-leading  in:

-- Liquidity management framework

-- Balance sheet strength

-- Business model resiliency

FINANCIAL SERVICE